Exhibit 10.1
CHANGE ORDER
Third Berth Vapor Fence Provisional Sum Scope Removal and Closeout

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00023 DATE OF CHANGE ORDER: June 22, 2020

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order removes the Vapor Fence Provisional Sum from Contractor’s Scope of Work as defined in Section 2.7 of Attachment EE-4 (Provisional Sums to be Adjusted during Project Execution for Subproject 6(b)) of the Agreement.

2.The original value of the Vapor Fence Provisional Sum specified in Article 2.7 of Schedule EE-4 of Attachment EE of the Agreement was Fifteen Million, Eight Hundred Sixty-One Thousand U.S. Dollars (U.S. $15,861,000). Actual costs for the Vapor Fence Provisional Sum was Zero U.S. Dollars (U.S. $0.00). By way of this Change Order, the Vapor Fence Provisional Sum and Contract Price will be decreased by Sixteen Million, Eight Hundred Twelve Thousand, Six Hundred Sixty U.S. Dollars (U.S. $16,812,660), which reflects the closure of the Vapor Fence Provisional Sum and credit for the six percent (6%) fee.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-00008, 00010-00013, 00015, 00017-00018, and 00021-00022)	$(17,997,214)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,998,895,359
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,998,895,359

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#00014, 00016, and 00019-00020)	$20,551,502
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$478,247,502
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be decreased by this Change Order................	$(16,812,660)
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$461,434,842

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,477,142,861
15.	The Contract Price will be decreased by this Change Order in the amount of (add lines 4, 5, 10 and 11).........	$(16,812,660)
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,460,330,201

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Manager, PVP
Title	Title
June 24, 2020	June 22, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Train 6 Thermowell Upgrades

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00024 DATE OF CHANGE ORDER: June 22, 2020

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s engineering and procurement costs to upgrade seventy-eight (78) Thermowells for Train 6 to accommodate an increased design flow of 861 MMSCFD in accordance with the recommendations of the debottlenecking study.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18 & 21-22)	$(17,997,214)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,998,895,359
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$205,198
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,999,100,557

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20 & 23)	$3,738,842
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$461,434,842
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$461,434,842

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,460,330,201
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$205,198
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,460,535,399

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified : N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A
Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
June 24, 2020	June 22, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Third Berth Bubble Curtain

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00025 DATE OF CHANGE ORDER: June 22, 2020

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s engineering, procurement and construction costs to install a bubble curtain to mitigate noise levels during the marine steel piling program. Contractor is unable to quantify or guarantee the level of dBA reduction.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, & 24))	$(17,792,016)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,999,100,557
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of ................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,999,100,557

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was................................................................	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20 & 23)	$3,738,842
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$461,434,842
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order	$2,991,140
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be	$464,425,982

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,460,535,399
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$2,991,140
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,463,526,539

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A
Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
June 24, 2020	June 22, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Third Berth Fuel Provisional Sum Closure Change Order

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00026 DATE OF CHANGE ORDER: July 14, 2020

The Agreement between the Parties listed above is changed as follows:
1.The Fuel Provisional Sum in Article 1.2 of Attachment EE, Schedule EE-3 of the Agreement prior to this Change Order was One Million, Five Hundred Seventy-Eight Thousand, Seventy-Four U.S. Dollars (U.S. $1,578,074). The Provisional Sum is hereby decreased by Three Hundred Fourteen Thousand, Five Hundred Seventy-Four U.S. Dollars (U.S. $314,574), and the final value as amended by this Change Order shall be One Million, Two Hundred Sixty-Three Thousand, Five Hundred U.S. Dollars (U.S. $1,263,500). This Change Order closes the Fuel Provisional Sum for Subproject 6(b) in accordance with Article 1.2 of Attachment EE, Schedule EE-3 of the Agreement.

2.Pursuant to instructions in Article 1.2 of Attachment EE, Schedule EE-3 of the Agreement, Exhibit A to this Change Order illustrates the calculation of the final fuel costs in the Agreement with respect to Subproject 6(b).

3.Schedules C-1 and C-2 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit B of this Change Order.

4.Additionally, Exhibit C of this Change Order supersedes the Exhibit B (Payment Milestones Schedule) of Change Order No. 00020 to correct Milestone No. “TB2.02c020” to “TB3.01c020” in accordance with Schedule C-3 (Milestone Payment Schedule for Subproject 6(b)) of Attachment C of the Agreement.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, & 24)	$(17,792,016)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,999,100,557
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,999,100,557

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23 & 25)	$6,729,982
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$464,425,982
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be decreased by this Change Order................	$(314,574)
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$464,111,408

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,463,526,539
15.	The Contract Price will be decreased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$(314,574)
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,463,211,965

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A
Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B and Exhibit C
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
July 23, 2020	July 14, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Third Berth Currency Provisional Sum Closure Change Order

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00027 DATE OF CHANGE ORDER: July 20, 2020

The Agreement between the Parties listed above is changed as follows:
1.The Currency Provisional Sum in Article 1.1 of Attachment EE, Schedule EE-3 of the Agreement prior to this Change Order was Seven Million, One Hundred Seventy-Five Thousand, One Hundred Ninety-Six U.S. Dollars (U.S. $7,175,196). The Provisional Sum is hereby decreased by Three Hundred Three Thousand, Nine Hundred Fifty-Five U.S. Dollars (U.S. $303,955), and the final value as amended by this Change Order shall be Six Million, Eight Hundred Seventy-One Thousand, Two Hundred Forty-One U.S. Dollars (U.S. $6,871,241). This Change Order closes the Currency Provisional Sum for Subproject 6(b) in accordance with Article 1.1 of Attachment EE, Schedule EE-3 of the Agreement.

2.Pursuant to instructions in Article 1.1 of Attachment EE, Schedule EE-3 of the Agreement, Exhibit A to this Change Order illustrates the calculation of the final currency costs in the Agreement with respect to Subproject 6(b).

3.Exhibit C of this Change Order includes the detailed spot and forward trades used to calculate the final currency costs in the Agreement with respect to Subproject 6(b).

4.Schedules C-1 and C-2 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, & 24)	$(17,792,016)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,999,100,557
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,999,100,557

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, & 25-26)	$6,415,408
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$464,111,408
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$(303,955)
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$463,807,453

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,463,211,965
15.	The Contract Price will be decreased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$(303,955)
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,462,908,010

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
July 30, 2020	July 20, 2020
Date of Signing	Date of Signing

CHANGE ORDER

Train 6 Hot Oil WHRU PSV Bypass

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00028 DATE OF CHANGE ORDER: August 11, 2020

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s engineering, procurement and construction services to actuate the PSV bypass valves and automate their operation based on pressure measurements as reflected in the draft P&ID markups in Exhibit C of this Change Order, and based on the following Scope of Work:

1.1This Change Order is based on valve failure position being FO. Any other failure position other than FO is specifically excluded from this Change Order.

1.2Existing orbit manual valve on thermal oxidizer WHRU (VA-342263) is required to be in open position prior to installation of actuator. The ball valves on the ethylene WHRUs (VA-340198, VA-340113) can be in closed position (subject to confirmation during detailed design). Stroking of the valves will be required to confirm proper actuator operation during the installation phase.

1.3Existing orbit manual valve on thermal oxidizer WHRU (VA-342263) needs to be rotated 45 deg to accommodate clash-free installation of actuator, based on preliminary vendor data.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, & 24)	$(17,792,016)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,999,100,557
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$231,381
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The new Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,999,331,938

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, & 25-27)	$6,111,453
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$463,807,453
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$463,807,453

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,462,908,010
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$231,381
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,463,139,391

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A
Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
August 24, 2020	August 11, 2020
Date of Signing	Date of Signing

CHANGE ORDER

Change in Law IMO 2020 Regulatory Change – Low Sulphur Emissions on Marine Vessels

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00029 DATE OF CHANGE ORDER: August 25, 2020

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.2 of the Agreement (Change Orders Requested by Contractor), the Parties agree this Change Order includes Contractor’s incurred costs as a result of the Change in Law – International Maritime Organization ("IMO") enforcement of a new 0.5% global Sulphur cap on all shipping vessels effective January 1, 2020.

2.The summary cost breakdown for this Change Order is provided in Exhibit A of this Change Order.

3.The detailed cost breakdown for this Change Order is provided in Exhibit C of this Change Order.

4.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, & 28)	$(17,560,635)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,999,331,938
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$718,581
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The new Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$2,000,050,519

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, & 25-27)	$6,111,453
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$463,807,453
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$463,807,453

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,463,139,391
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$718,581
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,463,857,972

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A
Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP, Engineering and Construction	Sr Project Mgr, PVP
Title	Title
August 26, 2020	August 25, 2020
Date of Signing	Date of Signing